Other income (Tables)	12 Months Ended
Dec. 31, 2025
Other Income, Nonoperating [Abstract]
Schedule of Other income

In millions	Year ended December 31,	2025	2024	2023
Gain on disposal of land		$48	$20	$7
Gain (loss) on foreign currency (1)		32	12	7
Gain on disposal of property		—	—	129
Other (2)		8	10	(9)
Total other income		$88	$42	$134
(1)Includes foreign exchange gains and losses related to foreign exchange forward contracts and the re-measurement of foreign currency denominated monetary assets and liabilities. See Note 22 – Financial instruments for additional information.
(2)Includes $24 million net remeasurement gain related to the investment in IANR. See Note 3 – Business acquisitions and combinations for additional information.